TRIBUTARY FUNDS, INC.

(the “Funds”)

Supplement dated August 26, 2022 to the Statement of Additional Information (“SAI”)

dated August 1, 2022

The section entitled “Organization and Capital Structure” on page 42 of the SAI, is hereby deleted in its entirety and replaced with the following:

Organization and Capital Structure

The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Four Hundred million (400,000,000) of these Shares have been authorized by the Board to be issued in series designated for the existing six Funds. The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval. The Board has authorized two classes of Shares for each Fund except the Nebraska Tax-Free Fund – the Institutional Class and the Institutional Plus Class. As of the date of this SAI, the Board has authorized the issuance of the following shares:

Fund	Institutional Class Shares	Institutional Plus Class Shares
Short-Intermediate Bond Fund	25,000,000	25,000,000
Income Fund	25,000,000	25,000,000
Nebraska Tax-Free Fund	N/A	50,000,000
Balanced Fund	25,000,000	25,000,000
Small Company Fund	50,000,000	50,000,000
Small/Mid Cap Fund	50,000,000	50,000,000

All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has the same kind of rights and privileges as a full Share on a pro-rata basis. The Shares possess no preemptive or conversion rights.

Each Share of a Fund has one vote (with proportionate voting for fractional Shares) irrespective of the relative NAV of the Shares. On some issues, such as the election of Directors, all Shares of a Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board, to create new series of common Shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, Plan fees, or Service Plan fees applicable to different classes of Shares offered by a particular Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds. The Board could create additional classes in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the SEC has adopted under the 1940 Act.

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For more information, please contact a Fund customer service representative toll free at

(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.